Exhibit 10.3

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

by and among

BLACKROCK, INC.,

BARCLAYS BANK PLC

and

BARCLAYS BR HOLDINGS S.À R.L.

Dated as of December 1, 2009

TABLE OF CONTENTS

ii

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 1, 2009, by and among BlackRock, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), Barclays Bank PLC, a public limited company incorporated under the laws of England and Wales (“Barclays”), and Barclays BR Holdings S.à r.l., a société à responsabilité limitée organized under the laws of Luxembourg (“BR Holdings” and, together with Barclays, the “Barclays Parties”).

WHEREAS, the Company is party to a Stock Purchase Agreement by and among Barclays, Barclays PLC and the Company, dated as of June 16, 2009 (as amended, modified or supplemented from time to time in accordance with its terms, the “Transaction Agreement”);

WHEREAS, upon the Closing, as defined in the Transaction Agreement (the “Closing”), the Barclays Parties will receive shares of the Capital Stock (as defined herein) of the Company;

WHEREAS, the parties to this Agreement desire to set forth the rights of the Barclays Parties and the obligations of the Company with respect to the registration of Registrable Securities pursuant to the Securities Act (each as defined herein);

NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.	Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, neither the Company nor any of its controlled Affiliates shall be deemed an Affiliate of any Barclays Party, Merrill or PNC by virtue of the beneficial ownership by any Barclays Party, Merrill or PNC, as applicable, of the Company’s Capital Stock, the election of Directors nominated by any Barclays Party, Merrill or PNC, as applicable to the Board, the election of any other Directors nominated by the Board or any other action taken by any Barclays Party, Merrill or PNC, as applicable in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth on such Person in, this Agreement, the Stockholder Agreement among Barclays, BR Holdings and the Company to be entered into at the Closing (the “Stockholder Agreement”), the Second Amended and Restated Stockholder Agreement, dated as of February 27, 2009, among the Company, Merrill and Merrill Lynch Group, Inc., as amended, or the Amended and Restated Implementation and Stockholder Agreement, dated as of February 27, 2009, between the Company and PNC, as amended (and irrespective of the characteristics of the aforesaid relationships and actions under applicable law or accounting principles).

“Board” means the Board of Directors of the Company.

“Barclays Representative” means any Barclays Party, acting on its own behalf and as agent and representative of each other Holder.

 “Capital Stock” means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

“Company” has the meaning set forth in the preamble and shall also include the Company’s successors.

“Director” means any member of the Board (other than any advisory, honorary or other non-voting member of the Board).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Existing Registration Rights Agreement” means the Registration Rights Agreement, dated as of September 29, 2006, by and among New BlackRock, Inc., Merrill and PNC.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” means each Barclays Party and any Affiliate of each Barclays Party which holds or to which Shares of  Common Stock or shares of Series D Preferred Stock or Series B Preferred Stock (as defined below) are transferred or otherwise acquired.

“Incidental Registration” means a registration required to be effected by the Company pursuant to Section 2(b).

“Incidental Registration Statement” means a registration statement of the Company, as provided in Section 2(b), which covers any of the Registrable Securities on an appropriate form in accordance with the Securities Act and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Merrill” means Merrill Lynch & Co., Inc.

“Person” means any individual, limited or general partnership, limited liability company, corporation, trust, joint venture, association, joint stock company or unincorporated organization.

“PNC” means The PNC Financial Services Group, Inc.

“Prospectus” means the prospectus included in a Registration Statement, including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case all material incorporated by reference therein.

“Registrable Securities” means, collectively, (i) the Shares of Common Stock owned by the Holders and the Shares of Common Stock acquired at any time by any such Holders in the future (excluding any Shares of Common Stock acquired by any Barclays Party or any Subsidiary of any Barclays Party in violation of the Stockholder Agreement, (ii) any stock or other securities into which or for which the Shares of Common Stock may hereafter be changed, converted or exchanged, including any Related Securities, including any Related Securities and (iii) any shares of Series D Participating Preferred Stock, par value $0.01 per share (the “Series D Preferred”), including any Related Securities and any shares of Series B Participating Preferred Stock, par value $0.01 per share (the “Series B Preferred”), including any Related Securities, (iv) any other securities issued or distributed in respect of the shares described in clauses (ii) and (iii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise, and (v) any other securities into which or for which shares of any other successor securities are received in respect of any of the foregoing (i) through (v); provided that in the event that any Registrable Securities (as defined without giving effect to this proviso) are being registered pursuant hereto, the Holder may include in such registration (subject to the limitations of this Agreement otherwise applicable to the inclusion of Registrable Securities) any Shares of Common Stock or securities acquired in respect thereof thereafter acquired by such Holder (excluding any Shares of Common Stock acquired by any Barclays Party or any Subsidiary of any Barclays Party in violation of the Stockholder Agreement), which shall also be deemed to be “Shares of Common Stock,” and accordingly Registrable Securities, for purposes of such registration; provided, further, none of the foregoing will be Registrable Securities until the termination or waiver by the Company of the period set forth in Section 3.2(a) of the Stockholder Agreement.  Registrable Securities will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has become effective under the Securities Act and they have been offered and sold pursuant to such effective Registration Statement, (ii) such Registrable Securities are transferred pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or otherwise transferred in a manner that results in the security being so transferred being freely transferable thereafter, (iii) from and after such time that the Holder holds less than 5% of the Capital Stock of the Company, (iv) such Registrable Securities shall have been otherwise transferred to a person who is not a Holder (other than as contemplated by Section 6(c) hereof), or (v) such Registrable Securities shall have ceased to be outstanding.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, (i) all registration, listing, qualification and filing fees (including FINRA filing fees), (ii) fees and disbursements of counsel for the Company, (iii) accounting fees, (iv) blue sky fees and expenses (including counsel fees in connection with the preparation of a Blue Sky Memorandum and legal investment survey and FINRA filings), (v) all printing, distributing, mailing and delivery expenses for any Registration Statement, any Prospectus, transmittal letters, securities certificates and other documents relating to the performance of and compliance with this Agreement, (vi) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution, (vii) underwriter fees, excluding discounts and commissions, and any other expenses which are customarily borne by the issuer or seller of securities in a public equity offering and (viii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties); provided, however, Registration Expenses shall not include any Selling Expenses.

“Registration Statement” means any registration statement of the Company, including a Shelf Registration Statement, which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Related Securities” means any securities of the Company similar or identical to any of the Registrable Securities including, without limitation, Shares of Common Stock and all options, warrants, rights and other securities convertible into, or exchangeable or exercisable for Shares of Common Stock (other than any of the foregoing to be offered or sold to officers, directors or employees as compensation), excluding the 2.625% Convertible Debentures Due 2035 issued on February 23, 2005 by BlackRock (the “Convertible Debentures”).

“Required Registration” means a registration required to be effected pursuant to Section 2(a).

“Required Registration Statement” means a Registration Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(a) on an appropriate form (in accordance with Section 4(a) hereof) pursuant to the Securities Act, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“SEC” means the Securities and Exchange Commission.

“Selling Expenses” means underwriting discounts, selling commissions and stock transfer taxes applicable to the shares registered by the Holders.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares of Common Stock” means the shares of Common Stock.

“Shelf Registration Statement” means a registration statement pursuant to SEC Rule 415 under the Securities Act, or any successor provision.

“Significant Stockholder” means, at any time of determination, any Person other than any Barclays Party and their Affiliates, Merrill and its Affiliates and PNC and its Affiliates that beneficially owns 20 percent or more of the Total Voting Power of the Voting Securities of the Company issued and outstanding at that time.

“Subsidiary” means, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships the general partner interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting or similar interests in such partnership), or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Subsidiary Holder” means each Subsidiary of any Barclays Party that is a Holder.

“Total Voting Power” means the total number of votes entitled to be cast by the holders of the outstanding Capital Stock of the Company and any other securities entitled, in the ordinary course, to vote on matters put before the holders of the Capital Stock of the Company generally.

“Underwriter” has the meaning set forth in Section 5(a).

“Underwritten Offering” means a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

“Voting Securities” means, at any time, shares of any class of Capital Stock or other securities or interests of a Person which are then entitled to vote generally, and not solely upon the occurrence and during the continuation of certain specified events, in the election of directors or Persons performing a similar function with respect to such Person, and any securities convertible into or exercisable or exchangeable at the option of the holder thereof for such shares of Capital Stock.

“WKSI” means a well-known seasoned issuer as defined in Rule 405 under the Securities Act.

Section 2.	Registration Under the Securities Act.

(a)        Required Registration.

(i)           Right to Require Registration.  At any time following the Closing (subject to the Stockholder Agreement, and subject to the penultimate paragraph of this Section 2(a)(i), the Barclays Representative shall have the right to request in writing (such initial written request, a “Request”) (which Request shall specify the number and type of Registrable Securities intended to be disposed of, the intended method of distribution thereof and whether the Registration Statement should be a Shelf Registration Statement) that the Company register Registrable Securities of the Barclays Holders by filing with the SEC a Required Registration Statement.  Upon the receipt of such a Request, the Company will, by the tenth (10th) business day thereafter, give written notice of such requested registration to all Holders of Registrable Securities, and, not later than the 45th calendar day after the receipt of such a Request by the Company, the Company will cause to be filed with the SEC a Required Registration Statement covering the Registrable Securities which the Company has been so requested to register in such Request (the “Request Securities”) and all other Registrable Securities (the “Additional Requested Securities”) which the Company has been requested to register by Holders thereof by written notice given to the Company within ten (10) calendar days after the giving of such written notice by the Company.  The Required Registration Statement shall be a Shelf Registration Statement if required by the Holder and will provide for the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by all such Holders, subject to the limitations of this Section, to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended methods of distribution thereof specified in such Request or further requests, and, unless such registration statement is automatically effective upon filing with the SEC, the Company shall use its reasonable best efforts to have such Required Registration Statement declared effective by the SEC as soon as practicable thereafter (but in no event later than the earlier of the 180th calendar day after the receipt of such a Request or three business days after the Company receives notice from the SEC that it does not object to the effectiveness of such Required Registration Statement) and to keep such Required Registration Statement continuously effective for a period of at least 60 calendar days (or until all of the Registrable Securities covered by such Required Registration Statement have been sold pursuant thereto (whichever is shorter in the case of an Underwritten Offering and whichever is longer in the case of a Shelf Registration), or, in the case of an Underwritten Offering, such period as the Underwriters shall reasonably require) following the date on which such Required Registration Statement becomes effective, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Required Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Required Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Required Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws or any rules and regulations thereunder.

Pursuant to this Section 2(a), the Barclays Representative may Request, with respect to the Registrable Securities held by the Barclays Holders, the Company to effect a total of two Required Registrations or underwritten takedowns under a Shelf Registration Statement in any twelve month period provided that any Request for Required Registrations or underwritten takedowns under a Shelf Registration Statement must be for Registrable Securities with an aggregate dollar value of $150,000,000 or greater.  A Request which does not result in an effective registration under the Securities Act, a Withdrawn Request or a Withdrawn Required Registration, in each case shall not be counted as a Request for purposes of the limits in the preceding sentence.

A Request may be withdrawn prior to the filing of the Required Registration Statement by the Holder(s) which made such Request (a “Withdrawn Request”) and a Required Registration Statement may be withdrawn prior to the effectiveness thereof (if applicable) by the Holders of a majority of the Registrable Securities included therein (a “Withdrawn Required Registration”), and, in either such event, such withdrawal shall not be treated as a Required Registration or a Request which shall have been effected pursuant to the immediately preceding paragraph.

No Holder shall, without the Company’s consent, be entitled to deliver a Request for a Required Registration if less than 90 calendar days have elapsed since (A) the effective date of a prior Required Registration Statement, (B) in the case of a Required

Registration which is effected other than by means of an Underwritten Offering, the sale by any Holder of their Registrable Securities pursuant thereto, (C) the date of withdrawal of a Withdrawn Required Registration or (D) the pricing date of any underwritten offering effected by the Company.

Notwithstanding the foregoing, the Company may delay the filing or the effectiveness of any Required Registration Statement (a “Blackout Period”) Requested by one or more Holders for so long as (i) the chief executive officer of the Company determines in good faith in consultation with counsel that such registration would require premature disclosure of non-public information the disclosure of which would be materially adverse to the Company; provided, however, that the duration of any such Blackout Period shall not exceed 60 days, and that the aggregate number of days included in all such Blackout Periods during any consecutive 12 months shall not exceed 120 days or (ii) as may be required under the Existing Registration Rights Agreement; provided that the periods under clause (i) and (ii) shall not in the aggregate exceed 180 days in any consecutive 12 months; and provided, further, that the Blackout Period in clause (ii) shall not be counted toward such aggregate period if the Holders shall have been able to include Request Securities with an aggregate value of $300 million or more in such registration.

The registration rights granted pursuant to the provisions of this Section 2(a) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

(ii)           Priority in Required Registrations.  If a Required Registration involves an Underwritten Offering, and the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing on or before the date five (5) days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities requested to be included in such Required Registration exceeds the amount which can be reasonably expected to be sold in such offering without adversely affecting the success of the distribution of the Securities being offered, the Company will include in such Required Registration only the amount of Registrable Securities that the Company is so advised can be sold in such offering; provided, however, that the Company shall be required to include in such Required Registration the amount of securities (including Registrable Securities) requested to be included in such registration that the Company is so advised can be sold in (or during the time of) such offering, allocated, if necessary, pro rata among the holders (including the Holders) thereof requesting such registration on the basis of the percentage of the securities (including Registrable Securities) beneficially owned at the time that each holder (including Holders) requesting inclusion of their securities desires to register in such registration; provided, however, that in the event the Company determines, by virtue of this paragraph, not to include in any such registration all of the Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within 3 days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the amount of Registrable Securities which each Holder is entitled to include in such registration shall be recalculated utilizing the reduced total number of Registrable Securities to be included in such registration. If any Holder’s Request Securities are reduced such that the aggregate dollar value of the Shares of Common Stock or other securities of all Holders included in such Underwritten Offering is less than $750 million or the securities included at the request of a Person (other than a Holder) represent 20% or more of the aggregate value of all the securities included in such Underwritten Offering, then such offering of securities shall not be deemed to count against the number of Required Registrations to which such Holder is entitled.

(b)        Incidental Registration.

(i)           Right to Include Registrable Securities.  If at any time the Company proposes to register any Related Securities under the Securities Act (other than (A) any registration of public sales or distributions solely by and for the account of the Company of securities issued (x) pursuant to any employee benefit or similar plan, including employee stock and stock option plus, or any dividend reinvestment plan or (y) in any acquisition by the Company, (B) pursuant to Section 2(a) hereof, or (C) any registration of the Company’s Convertible Debentures and any securities related thereto or convertible or exchangeable therefor), either in connection with a primary offering for cash for the account of the Company or a secondary offering or a combination thereof, the Company will, each time it intends to effect such a registration, give written notice to all Holders of Registrable Securities at least fifteen (15) business days prior to the anticipated filing date of a Registration Statement with the SEC pertaining thereto, informing such Holders of its intent to file such Registration Statement and of the Holders’ rights to request the registration of the Registrable Securities held by the Holders under this Section 2(b) (the “Company Notice”); provided, that if in the reasonable opinion of the Company such fifteen business day period would materially interfere with the ability of the Company effect a registration and issue and sell securities pursuant to such registration, such period may be reduced to a period not less than ten business days to be reasonably determined by the Company.  Upon the written request of any Holder made within 7 business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder and, unless the applicable registration is intended to effect a primary offering of Shares of Common Stock for cash for the account of the Company, the intended method of distribution thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof) of the Registrable Securities so requested to be registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Incidental Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Incidental Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Incidental Registration

Statement by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Incidental Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such Incidental Registration Statement for the same period as the delay in registering such other securities.

The registration rights granted pursuant to the provisions of this Section 2(b) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2, and no registration effected under this Section 2(b) shall relieve the Company of its obligations to effect a Required Registration under Section 2(a), other than as set forth in the fourth paragraph in Section 2(a)(i).

(ii)           Priority in Incidental Registrations.  If a registration pursuant to this Section 2(b) involves an Underwritten Offering of the securities so being registered, whether or not for sale for the account of the Company, and the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder of Registrable Securities requesting registration) on or before the date five (5) days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be reasonably expected to be sold in (or during the time of) such offering without adversely affecting the success of the distribution of the securities being offered, then the Company will include in such registration, (x) if such registration is pursuant to the Existing Registration Rights Agreement, then such shares as shall be required to be included pursuant to Section 2(a)(ii) thereof, and (y) for all other registrations, first, all the securities desired to be sold by the Company pursuant to such Registration Statement without reference to the incidental registration rights of any holder (including Holders), to the extent such offering or Registration Statement has been initiated by the Company for a primary offering of its securities and not pursuant to the demand of another holder of Related Securities, and second, the amount of other securities (including Registrable Securities) requested to be included in such registration that the Company is so advised can be sold in (or during the time of) such offering, allocated, if necessary, pro rata among the holders (including the Holders) thereof requesting such registration on the basis of the percentage of the securities (including Registrable Securities) beneficially owned at the time that each holder (including Holders) requesting inclusion of their securities desires to register in such registration; provided, however, that in the event the Company determines, by virtue of this paragraph, not to include in any such registration all of the Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within 3 days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the amount of Registrable Securities which each Holder is entitled to include in such registration shall be recalculated utilizing the reduced total number of Registrable Securities to be included in such registration.

(c)        Expenses.  Subject to the provisions of Section 3.2(d) of the Stockholder Agreement, the Company agrees to pay all Registration Expenses in connection with each registration effected in accordance with Section 2 hereof.  All Selling Expenses relating to securities registered on behalf of Holders shall be borne by the Holders of shares included in such registration, other selling stockholders and the Company pro rata on the basis of the percentage of Shares of Common Stock or other securities so registered by each such party, except that the Company need not contribute to fees and disbursements of counsel for the Holders and other selling stockholders.

(d)        Effective Registration Statement; Suspension.  Subject to the third paragraph of Section 2(a)(i), a Registration Statement pursuant to Section 2(a) will not be deemed to have become effective (and the related registration will not be deemed to have been effected or requested) unless it has been declared effective by the SEC prior to a request by the Holders of a majority of the Registrable Securities included in such registration that such Registration Statement be withdrawn; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective and the related registration will not be deemed to have been effected or requested pursuant to this Agreement.

Any period during which the Company fails to keep any Required Registration Statement effective and usable for resale of Registrable Securities shall be referred to as a “Suspension Period.” A Suspension Period shall (a) commence on and include the earlier of the date that (i) the Company gives notice or (ii) a Holder is advised by counsel or the SEC, in either case, that a Required Registration Statement is no longer effective or usable for resale of Registrable Securities and (b) end on and including the date when each Holder of Registrable Securities covered by such Required Registration Statement either receives copies of the supplemented or amended Prospectus contemplated by Section 4(j) or is advised in writing by the Company (having a reasonable basis to so advise) that the use of the Prospectus may be resumed.  In the event of one or more Suspension Periods, the applicable time period for keeping the Registration Statement effective referenced in the last sentence of the first paragraph of Section 2(a)(i) shall be extended by the number of days included in each Suspension Period, and, in the event any Suspension Period occurs sooner than 30 days after the end of the previous Suspension Period or 30 days after the initial effectiveness of any Required Registration Statement, none of the days between such Suspension Periods (as the case may be) or prior to such Suspension Period shall be included in computing such applicable time period.

(e)        Selection of Underwriters.  At any time or from time to time, the Holders of at least 25% of the Registrable Securities covered by a Required Registration Statement may elect to have such Registrable Securities sold in an Underwritten Offering and may select the investment banker or investment bankers and manager or managers that will serve as lead and co-managing Underwriters with respect to the offering of such Registrable Securities, subject to the consent of the Company which shall not be unreasonably withheld.  If more than one Holder is the Holder of more than 25% of the Registrable Securities covered by a Required Registration Statement, then such selection of investment bankers or managers shall be made by the Holder that has the greatest number of Registrable Securities included in such Registration Statement.  In addition to the foregoing, for so long as the Merrill or its Affiliates hold 20% of the outstanding Shares of Common Stock of the Company on an as converted basis in the aggregate, Merrill shall be entitled to direct that Merrill, Lynch, Pierce, Fenner & Smith or another Subsidiary of Merrill be appointed as co-lead or co-managing Underwriter in respect of any Underwritten Offering in which Merrill requests to include Related Shares contemplated by this Agreement.  No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such Underwritten Offering.

(f)         Equal Future Rights.  Should the Company grant any new registration rights to any Significant Stockholder or any other Person, or amend or modify the registration rights of any Person in such a way to make such registration rights more favorable to one Person than to another Person, the registration rights granted under this Agreement shall be automatically amended so as to be not less favorable to any Holder than those granted to such Significant Stockholder or other Person.

Section 3.	Restrictions on Public Sale by the Company.

If requested by the sole Underwriter or lead managing Underwriter(s) in any Underwritten Offering, the Company agrees not to effect any public sale or distribution (other than, in the case of the Company, in connection with (a) any merger, acquisition or similar transaction that involves the public offering of securities, (b) public sales or distributions solely by and for the account of the Company of securities issued pursuant to any employee benefit or similar plan, including employee stock and stock option plans, (c) any dividend reinvestment plan) or (d) any registration required pursuant to the Existing Registration Rights Agreement, of any securities during the period commencing on the date the Company receives a Request from any Holder and continuing until 90 days after the commencement of an Underwritten Offering (or for such shorter period as the sole or lead managing Underwriter shall request) unless earlier terminated by the sole Underwriter or lead managing Underwriter(s) in such Underwritten Offering.

Section 4.	Registration Procedures.

In connection with the obligations of the Company pursuant to Section 2, the Company shall use its reasonable best efforts to effect or cause to be effected the registration of the

Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holders in accordance with their intended method of distribution, and the Company shall:

(a)         (i) prepare and file a Registration Statement with the SEC which (x) shall be on Form S-3 (or any successor to such form), if available, and otherwise on Form S-1, (y) shall be available for the sale or exchange of the Registrable Securities in accordance with the intended method or methods of distribution by the selling Holders thereof and (z) shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and all other information reasonably requested by the lead managing Underwriter or sole Underwriter, if applicable, to be included therein, (ii) unless such Registration Statement is automatically effective upon filing with the SEC, use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2, (iii) if the Company is eligible as a WKSI as of the applicable time, utilize the automatic shelf registration process under Rule 415 and Rule 462 under the Securities Act, (iv) not take any action that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, (v) use its reasonable best efforts to cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (vi) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto not to contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading during the period that such Registration Statement is required to be effective and usable;

(b)        subject to paragraph (j) of this Section 4, prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement, as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof, as set forth in such registration statement;

(c)        furnish to each Holder of Registrable Securities and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, by each Holder of Registrable Securities and each Underwriter of an Underwritten Offering of Registrable Securities covered by the Prospectus or the preliminary Prospectus (and Holders hereby agreeing not to make a broad public dissemination of a form of preliminary Prospectus which is designed to be a “quiet filing” without the Company’s consent, such consent to not be withheld unreasonably);

(d)        (i) use its reasonable best efforts to register or qualify the Registrable Securities, no later than the time the applicable Registration Statement is declared effective by the SEC or becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each Underwriter, if any, or any Holder of Registrable Securities covered by a Registration Statement, shall reasonably request; (ii) use its reasonable best efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such Underwriter, if any, and Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Underwriter or Holder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so otherwise required to be qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

(e)        notify each Holder of Registrable Securities promptly, and, if requested by such Holder, confirm such advice in writing, (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus would contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made not misleading;

(f)         furnish counsel for each such Underwriter, if any, and for the Holders of Registrable Securities copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

(g)        use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness or qualification of a Registration Statement or suspending or preventing the use of any related Prospectus at the earliest possible time;

(h)        upon request, furnish to the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i)         cooperate with the selling Holders of Registrable Securities and the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Holders or the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, may reasonably request at least three business days prior to any sale of Registrable Securities;

(j)         upon the occurrence of any event contemplated by paragraph (e)(iv) of this Section, use its reasonable best efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(k)        enter into customary agreements (including, in the case of an Underwritten Offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and materially consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith:

(1)           in connection with an Underwritten Offering, make such representations and warranties to the Holders of such Registrable Securities and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(2)           in connection with an Underwritten Offering, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing Underwriter, if any, and the Barclays Representative, as applicable, addressed to each selling Holder and the Underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;

(3)           in connection with an Underwritten Offering, obtain comfort letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Holders of Registrable Securities, if permissible, and the Underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings;

(4)           if the selling Holder is a Subsidiary Holder then, to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with a Barclays Party, on behalf of itself and all other Subsidiary Holders of it or any other Barclays Party that are selling Holders, relating to the registration and providing for, among other things, the appointment of the Barclays Representative or such Subsidiary of a Barclays Party that a Barclays Party shall specify for the purpose of soliciting purchases of Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants; and

(5)           deliver such customary documents and certificates as may be reasonably requested by the Barclays Representative or by the managing Underwriters, if any.

The above shall be done (i) at the effectiveness of such Registration Statement (and each post-effective amendment thereto) in connection with any registration required hereunder, (ii) at the time of any sales of any securities under such Registration Statement and (ii) at each closing under any underwriting or similar agreement, as and to the extent required thereunder;

(l)         make available for inspection by representatives of the Holders of the Registrable Securities and any Underwriters participating in any disposition pursuant to a Registration Statement and any counsel or accountant retained by such Holders or Underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, counsel or accountant in connection with a Registration Statement;

(m)       (i) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Holders of Registrable Securities and to counsel to such Holders and to the Underwriter or Underwriters of an Underwritten Offering of Registrable Securities, if any; fairly consider such reasonable changes in any such document prior to or after the filing thereof as the counsel to the Holders or the Underwriter or the Underwriters may request and not file any such document in a form to which the Barclays

Representative or any Underwriter shall reasonably object; and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities being registered or any Underwriter available for discussion of such document;

(ii)           within a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus, provide copies of such document to counsel for the Holders; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Holders or such Underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(n)         cause all Registrable Securities to be listed on the New York Stock Exchange and any securities exchange on which securities of the same class issued by the Company are then so qualified or listed if so requested by the Barclays Representative or if so requested by the Underwriter or Underwriters of an Underwritten Offering of Registrable Securities, if any, and provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities;

(o)        otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(p)        cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any Underwriter in an Underwritten Offering; and

(q)        use its reasonable best efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with potential investors and taking such other actions as shall be requested by the Barclays Representative or the lead managing Underwriter of an Underwritten Offering.

Each selling Holder of Registrable Securities as to which any registration is being effected pursuant to this Agreement agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish to the Company such information regarding such Holder required to be included in the Registration Statement, the ownership of Registrable Securities by such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (e)(iv) of this Section, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the affected Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph (j) of this Section and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company), all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities which was current at the time of receipt of such notice.

Section 5.	Indemnification; Contribution.

(a)        Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person being an “Underwriter”), each Holder and their respective partners, directors, officers and employees and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)           against any and all losses, liabilities, claims, damages, judgments and reasonable expenses (“Damages”) whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including all documents incorporated therein by reference, or any “issuer free writing prospectus” (as defined in Securities Act Rule 433), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ii)           against any and all Damages whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii)           against any and all reasonable expense whatsoever, as incurred (including fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such Person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any Holder or Underwriter with respect to any Damages to the extent (i) arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by such Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) arising out of or based upon offers or sales effected directly by any Holder or Underwriter “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not issued by or authorized in writing by the Company.  In addition to the foregoing, the Company shall indemnify each Holder and its respective partners, directors, officers and employees and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the extent the indemnification provided by the Company to any Underwriter in connection with a Registration Statements exceeds the indemnity provided hereunder.

(b)        Indemnification by Holders.  Each Barclays Party, for itself and jointly and severally for and on behalf of each of its Subsidiary Holders that may be a selling Holder hereunder, agrees to indemnify and hold harmless the Company, each Underwriter and the other selling Holders, and each of their respective partners, directors, officers and employees (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company, any Underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act, against any and all Damages described in the indemnity contained in paragraph (a) of this Section (provided that any settlement of the type described therein is effected with the written consent of such selling Holder), as incurred, but only (i) with respect to untrue statements or alleged untrue statements of a material fact contained in any Prospectus or the omissions or alleged omissions therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto) or (ii) that arises out of or is based upon offers or sales by such Holder or Underwriter “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not issued by or authorized in writing by the Company.  No selling Holder shall be liable under this Section 5(b) for any Damages in excess of the net proceeds realized by such selling Holder in the sale of Registrable Securities to which such Damages relate.

(c)        Conduct of Indemnification Proceedings.  Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but any failure to give such notice shall not relive the indemnifying party or parties to any obligation that it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice.  If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party’s or parties’ expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determines in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party’s or parties’ expense.  If an indemnifying party or parties is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement).  No indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld.  If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not, except as otherwise provided in this subsection (c), be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

(d)        Contribution.  b) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the liable selling Holders (including, in each case, that of their respective officers, directors, employees and agents) on the other, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of the liable selling Holders (including, in each case, that of their respective officers, directors, employees and agents) on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the selling Holders, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

(ii)           The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above.  Notwithstanding the provisions of this paragraph (d), in the case of distributions to the public, an indemnifying Holder shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by such indemnifying Holder and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(iii)           For purposes of this Section, each Person, if any, who controls a Holder or an Underwriter within the meaning of Section 15 of the Securities Act (and their respective partners, directors, officers and employees) shall have the same rights to contribution as such Holder or Underwriter; and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

Section 6.	Miscellaneous.

(a)        Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Barclays Representative.

(b)        Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, telex, facsimile or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this paragraph (b), which address initially is, with respect to Barclays as of the date hereof, at Barclays Bank PLC, 1 Churchill Place, Canary Wharf, London, E14 5HP, England facsimile number +44 1452 638157, Attention: Company Secretary, and is, with respect to BR Holdings as of the date hereof, at Barclays BR Holdings S.à r.l., 26b Boulevard Royal, L 2449 Luxembourg, Attention: Company Secretary, and thereafter at such other address, notice of which is given in accordance with the provisions of this paragraph, and with respect to each Holder who becomes after the date hereof, the address of such Holder in the stock or warrant records of the Company or (ii) if to the Company, at 40 East 52nd Street, New York, NY 10022, facsimile number (212) 810-3744,

Attention: Robert P. Connolly, Esq., and thereafter at such other address, notice of which is given in accordance with the provisions of this paragraph (c), with a copy (which shall not constitute notice) to Skadden, Arps, Slate, Meagher & Flom, LLP, Four Times Square, New York, New York 10036, Attention: Richard T. Prins, facsimile number (917) 777-2790.  Notwithstanding the foregoing, the Company shall not be obligated to provide any notice to any Holder which is not a party to this Agreement except with respect to a Required or Incidental Registration Statement which has been filed and pursuant to which such Holder is identified as a selling stockholder.

All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to a courier guaranteeing overnight delivery.

(c)        Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties without the need for an express assignment.  If any successor, assignee or transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall conclusively be deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and to receive the benefits hereof.  Notwithstanding the foregoing, nothing in this Section 6 is intended to enlarge the class of Persons which are Holders, as defined in the preamble of this Agreement, and thus entitled to the rights granted hereunder.  For purposes of this Agreement, “successor” for any entity other than a natural person means a successor to such entity as a result of such entity’s merger, consolidation, liquidation, dissolution, sale of substantially all of its assets or similar transaction.

(d)        Counterparts.  This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

(e)        Descriptive Headings, Etc.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.  Unless the context of this Agreement otherwise requires: (1) words of gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified; (4) the word “including” and words of similar import when used in this Agreement means “including, without limitation,” unless otherwise specified; (5) “or” is not exclusive; and (6) provisions apply to successive events and transactions.

(f)         Severability.  In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(g)        Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(h)        Specific Performance.  The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BLACKROCK, INC.

By:	/s/ Daniel R. Waltcher
	Name:	Daniel R. Waltcher
	Title:	Managing Director and Deputy General Counsel

BARCLAYS BANK PLC

By:	/s/ Chris Lucas
	Name:	Chris Lucas
	Title:	Director

BARCLAYS BR HOLDINGS S.À R.L.

By:	/s/ Manfred Zisselsberger
	Name:	Manfred Zisselsberger
	Title:	Attorney

[Signature Page of Registration Rights Agreement]